                                                                   Exhibit 10.26


                        CONSOLIDATED SERVICE AGREEMENT



AGREEMENT effective January 1, 1998, between ALLMERICA FINANCIAL CORPORATION ("Parent") and AAM GROWTH & INCOME FUND L.L.C., AAM HIGH YIELD FUND, L.L.C.,
AAM EQUITY FUND, AFC CAPITAL TRUST I, ALLMERICA ASSET MANAGEMENT, INC., ALLMERICA BENEFITS, INC., ALLMERICA EQUITY INDEX POOL, ALLMERICA FINANCIAL ALLIANCE INSURANCE COMPANY, ALLMERICA FINANCIAL BENEFIT INSURANCE COMPANY, ALLMERICA FINANCIAL INSURANCE BROKERS, INC., ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, ALLMERICA FINANCIAL SERVICES INSURANCE AGENCY, INC., ALLMERICA FUNDING CORP., ALLMERICA FUNDS, ALLMERICA, INC., ALLMERICA INSTITUTIONAL SERVICES, INC., ALLMERICA INVESTMENT MANAGEMENT COMPANY, INC., ALLMERICA INVESTMENTS, INC., ALLMERICA INVESTMENT TRUST, ALLMERICA PLUS INSURANCE AGENCY, INC., ALLMERICA PROPERTY & CASUALTY COMPANIES, INC., ALLMERICA SECURITIES TRUST, ALLMERICA SERVICES CORPORATION, ALLMERICA TRUST COMPANY, N.A., AMGRO, INC., APC FUNDING CORP., CITIZENS CORPORATION, CITIZENS INSURANCE COMPANY OF AMERICA, CITIZENS INSURANCE COMPANY OF ILLINOIS, CITIZENS INSURANCE COMPANY OF THE MIDWEST, CITIZENS INSURANCE COMPANY OF OHIO, CITIZENS MANAGEMENT INC., FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY, GREENDALE SPECIAL PLACEMENTS FUND, THE HANOVER AMERICAN INSURANCE COMPANY, THE HANOVER INSURANCE COMPANY, HANOVER TEXAS INSURANCE MANAGEMENT COMPANY, INC., HANOVER LLOYD'S INSURANCE COMPANY, LOGAN WELLS WATER COMPANY, INC., LLOYDS CREDIT CORP., MASSACHUSETTS BAY INSURANCE COMPANY, SMA FINANCIAL CORP., SOMERSET SQUARE, INC., STERLING RISK MANAGEMENT SERVICES, INC. The above listed companies known collectively as "Affiliated Group".

WHEREAS, the Cost Distribution Policy adopted by the Affiliated Group on June 15, 1993 and amended as of October 21, 1997, for implementation in calendar year 1998 ("Policy"), and as supplemented by the Cost Distribution Policy Implementation Manual, as may be created or amended by Parent's management from time to time to conform to State or Federal law, regulation or requirement or for other sound reason "Implementation Manual") has been determined to be an appropriate method of achieving fair distribution of servicing costs between the Affiliated Group.

NOW, THEREFORE, the Affiliated Group hereby agree as follows:

1. Each Company hereby agrees to provide any other Company in the Affiliated Group with such services as it may require for its operations. The Policy and Implementation Manual shall be the basis for allocating cost for various services between each Company. The Policy and Implementation Manual will become a part of this Agreement.

2. The servicing company agrees to provide each serviced company with a quarterly report covering the items of service performed on behalf of serviced company.

3. This Agreement may be canceled in whole upon 60 days written notice by any party delivered to the other members of the Affiliated Group, or in part by any party giving the other 60 days written notice that certain services will no longer be performed by the servicing company or will no longer be purchased by the serviced company. This Agreement will automatically be canceled with respect to a company that leaves the Affiliated Group.

4. The parties to the Agreement acknowledge that First Allmerica Financial Life Insurance Company ("FAFLIC") shall be the single employer within the Affiliated Group and that all employment costs shall be paid by FAFLIC. Each member of the Affiliated Group shall then be charged by FAFLIC for services performed by employees of FAFLIC on behalf of such affiliate. Employees of FAFLIC shall not be directly compensated by an affiliate under this Agreement.

5. The parties hereto specifically recognize that from time to time other companies may become members of the Affiliated Group and hereby agree that such new members must become parties to this Agreement. Such new members should execute the master copy of this Agreement (or a counterpart thereto, which shall be deemed to be the original agreement) and it will not be necessary for all the other members to sign the agreement, but it will be effective as if the old members had signed the agreement.

6. For the convenience of the parties, any number of counterparts of this Agreement may be executed by the parties hereto, and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

7. This Agreement supersedes all previous agreements or understandings of any nature whatsoever regarding the subject matter of this Agreement.

8. This Agreement shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Massachusetts.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the 1st day of January, 1998.

ALLMERICA FINANCIAL
CORPORATION

By:  /s/ Richard J. Baker
   ----------------------
   Richard J. Baker
   Secretary

AAM GROWTH & INCOME FUND L.L.C.

By: Allmerica Asset Management, Investment Manager

By:  /s/ Henry L. Ferguson III
   ---------------------------
   Henry L. Ferguson III
   Clerk

AAM HIGH YIELD FUND, L.L.C.

By:  First Allmerica Financial Life Insurance Company, Member
By:  Citizens Insurance Company of America, Member
By:  The Hanover Insurance Company, Member

By:  /s/ Abigail M. Armstrong
   --------------------------
   Abigail M. Armstrong
   Assistant Secretary/Secretary/Clerk

AAM EQUITY FUND

By: Allmerica Asset Management, Inc., Trustee

By:  /s/ Henry L. Ferguson III
   ---------------------------
   Henry L. Ferguson III
   Clerk

AFC CAPITAL TRUST I

By:  /s/ John P. Kavanaugh
   -----------------------
   John P. Kavanaugh
   Administrative Trustee

ALLMERICA ASSET
MANAGEMENT, INC.

By:  /s/ Abigail M. Armstrong
   --------------------------
   Abigail M. Armstrong
   Secretary/Clerk

ALLMERICA BENEFITS, INC.

By:  /s/ Abigail M. Armstrong
   --------------------------
   Abigail M. Armstrong
   Secretary

ALLMERICA EQUITY INDEX POOL

By: Allmerica Asset Management, Inc. Trustee

By:  /s/ Henry L. Ferguson III
   ---------------------------
   Henry L. Ferguson III
   Clerk

ALLMERICA FINANCIAL ALLIANCE
INSURANCE COMPANY

By:  /s/ William J. Cahill, Jr.
   ---------------------------
   William J. Cahill, Jr.
   Secretary

ALLMERICA FINANCIAL BENEFIT
INSURANCE COMPANY

By:  /s/ William J. Cahill, Jr.
   ----------------------------
   William J. Cahill, Jr.
   Secretary

ALLMERICA FINANCIAL INSURANCE
BROKERS, INC.

By:  /s/ William J. Cahill, Jr.
   ----------------------------
   William J. Cahill, Jr.
   Clerk

ALLMERICA FINANCIAL LIFE
INSURANCE AND ANNUITY COMPANY

By:  /s/ Abigail M. Armstrong
   --------------------------
   Abigail M. Armstrong
   Secretary

ALLMERICA FINANCIAL SERVICES
INSURANCE AGENCY, INC.

By:  /s/ Abigail M. Armstrong
   --------------------------
   Abigail M. Armstrong
   Secretary/Clerk

ALLMERICA FUNDING CORP.

By:  /s/ Abigail M. Armstrong
   --------------------------
   Abigail M. Armstrong
   Secretary/Clerk

ALLMERICA FUNDS

By:  /s/ George M. Boyd
   --------------------
   George M. Boyd
   Secretary

ALLMERICA, INC.

By:  /s/ Abigail M. Armstrong
   --------------------------
   Abigail M. Armstrong
   Secretary/Clerk

ALLMERICA INSTITUTIONAL
SERVICES, INC.

By:  /s/ Abigail M. Armstrong
   --------------------------
   Abigail M. Armstrong
   Secretary/Clerk

ALLMERICA INVESTMENT
MANAGEMENT COMPANY, INC.

By:  /s/ Abigail M. Armstrong
   --------------------------
   Abigail M. Armstrong
   Secretary/Clerk

ALLMERICA INVESTMENTS, INC.

By:  /s/ Abigail M. Armstrong
   --------------------------
   Abigail M. Armstrong
   Secretary/Clerk

ALLMERICA INVESTMENT TRUST

By:  /s/ George M. Boyd
   --------------------
   George M. Boyd
   Secretary

ALLMERICA PLUS INSURANCE
AGENCY, INC.

By:  /s/ William J. Cahill, Jr.
   ----------------------------
   William J. Cahill, Jr.
   Clerk

ALLMERICA PROPERTY &
CASUALTY COMPANIES, INC.

By:  /s/ Richard J. Baker
   ----------------------
   Richard J. Baker
   Secretary

ALLMERICA SECURITIES TRUST

By:  /s/ George M. Boyd
   --------------------
   George M. Boyd
   Secretary

ALLMERICA SERVICES CORPORATION

By:  /s/ Abigail M. Armstrong
   --------------------------
   Abigail M. Armstrong
   Secretary/Clerk

ALLMERICA TRUST COMPANY, N.A.

By:  /s/ Charles F. Cronin
   -----------------------
   Charles F. Cronin
   Secretary

AMGRO, INC.

By:  /s/ William J. Cahill, Jr.
   ----------------------------
   William J. Cahill, Jr.
   Clerk

APC FUNDING CORP.

By:  /s/ Abigail M. Armstrong
   --------------------------
   Abigail M. Armstrong
   Secretary/Clerk

CITIZENS CORPORATION

By:  /s/ Richard J. Baker
   ----------------------
   Richard J. Baker
   Secretary

CITIZENS INSURANCE COMPANY
OF AMERICA

By:  /s/ Karen Livingston-Wilson
   -----------------------------
   Karen E. Livingston-Wilson
   Secretary

CITIZENS INSURANCE
COMPANY OF ILLINOIS

By:  /s/ William J. Cahill, Jr.
   ----------------------------
   William J. Cahill, Jr.
   Secretary

CITIZENS INSURANCE COMPANY
OF THE MIDWEST

By:  /s/ Karen E. Livingston-Wilson
   --------------------------------
   Karen E. Livingston-Wilson
   Secretary

CITIZENS INSURANCE
COMPANY OF OHIO

By:  /s/ Karen E. Livingston-Wilson
   --------------------------------
   Karen E. Livingston-Wilson
   Secretary

CITIZENS MANAGEMENT INC.

By:  /s/ Karen E. Livingston-Wilson
   --------------------------------
   Karen E. Livingston-Wilson
   Secretary

FIRST ALLMERICA FINANCIAL
LIFE INSURANCE COMPANY

By:  /s/ Abigail M. Armstrong
   --------------------------
   Abigail M. Armstrong
   Secretary

GREENDALE SPECIAL
PLACEMENTS FUND

By: Allmerica Asset Management, Inc., Trustee

By:  /s/ Henry L. Ferguson III
   ---------------------------
   Henry L. Ferguson III
   Clerk

THE HANOVER AMERICAN
INSURANCE COMPANY

By:  /s/ William J. Cahill, Jr.
   ----------------------------
   William J. Cahill, Jr.
   Secretary

THE HANOVER INSURANCE COMPANY

By:  /s/ William J. Cahill, Jr.
   ----------------------------
   William J. Cahill, Jr.
   Secretary

HANOVER TEXAS INSURANCE
MANAGEMENT COMPANY, INC.

By:  /s/ William J. Cahill, Jr.
   ----------------------------
   William J. Cahill, Jr.
   Secretary

HANOVER TEXAS INSURANCE MANAGEMENT
COMPANY, INC. ATTORNEY-IN-FACT FOR
HANOVER LLOYD'S INSURANCE COMPANY

By:  /s/ William J. Cahill, Jr.
   ----------------------------
   William J. Cahill, Jr.
   Secretary

LOGAN WELLS WATER
COMPANY, INC.

By:  /s/ Abigail M. Armstrong
   --------------------------
   Abigail M. Armstrong
   Secretary/Clerk

LLOYDS CREDIT CORP.

By:  /s/ William J. Cahill, Jr.
   ----------------------------
   William J. Cahill, Jr.
   Clerk

MASSACHUSETTS BAY
INSURANCE COMPANY

By:  /s/ William J. Cahill, Jr.
   ----------------------------
   William J. Cahill, Jr.
   Secretary

SMA FINANCIAL CORP.

By:  /s/ Abigail M. Armstrong
   --------------------------
   Abigail M. Armstrong
   Secretary/Clerk

SOMERSET SQUARE, INC.

By:  /s/ Henry L. Ferguson III
   ---------------------------
   Henry L. Ferguson III
   Secretary/Clerk

STERLING RISK MANAGEMENT
SERVICES, INC.

By:  /s/ Abigail M. Armstrong
   --------------------------
   Abigail M. Armstrong
   Secretary

Allmerica Financial Corporation ("Parent")
AAM Growth & Income Fund L.L.C.
AAM High Yield Fund, L.L.C.
AAM Equity Fund
AFC CAPITAL TRUST I
Allmerica Asset Management, Inc.
Allmerica Benefits, Inc.
Allmerica Equity Index Pool
Allmerica Financial Alliance Insurance Company
Allmerica Financial Benefit Insurance Company
Allmerica Financial Insurance Brokers, Inc.
Allmerica Financial Life Insurance and Annuity Company
Allmerica Financial Services Insurance Agency, Inc.
Allmerica Funding Corp.
Allmerica Funds
Allmerica, Inc.
Allmerica Institutional Services, Inc.
Allmerica Investment Management Company, Inc.
Allmerica Investments, Inc.
Allmerica Investment Trust
Allmerica Plus Insurance Agency, Inc.
Allmerica Property & Casualty Companies, Inc.
Allmerica Securities Trust
Allmerica Services Corporation
Allmerica Trust Company, N.A.
AMGRO, Inc.
APC Funding Corp.
Citizens Corporation
Citizens Insurance Company of America
Citizens Insurance Company of Illinois
Citizens Insurance Company of the Midwest
Citizens Insurance Company of Ohio
Citizens Management Inc.
First Allmerica Financial Life Insurance Company
Greendale Special Placements Fund
The Hanover American Insurance Company
The Hanover Insurance Company
Hanover Texas Insurance Management Company, Inc.
Hanover Lloyd's Insurance Company
Logan Wells Water Company, Inc.
Lloyds Credit Corp.
Massachusetts Bay Insurance Company
SMA Financial Corp.
Somerset Square, Inc.
Sterling Risk Management Services, Inc.